SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):          MARCH 26, 2003



                  SINGLE SOURCE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



                 NEW YORK              000-33229             16-1576984
         (State or other              (Commission          (I.R.S. Employer
   jurisdiction of incorporation)     File Number)        Identification No.)


                               11242 PLAYA COURT B
                          CULVER CITY, CALIFORNIA 90230
              (Address of principal executive offices)  (zip code)


                                 (888) 262-1600
              (Registrant's telephone number, including area code)


                         121 NORTH SAN VICENTE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA  90211
          (Former name or former address, if changed since last report.)



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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     Not  applicable

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

ITEM  9.          REGULATION  FD  DISCLOSURE

     The  following  Exhibits  are  filed  as  part  of  this  report.

EXHIBITS

  ITEM  NO.        DESCRIPTION
  ---------        -----------

  99.1 Certification of Arnold F. Sock, Chief Executive Officer of the Company

  99.2 Certification of Harry L. Wilson, Chief Financial Officer of the Company



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  26,  2003          Single  Source Financial Services Corporation,
                                  a  New  York  corporation



                              /s/  Arnold  F.  Sock
                              ---------------------
                         By:     Arnold  F.  Sock
                         Its:    Chief  Executive  Officer

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